UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2019

SILVERCREST ASSET MANAGEMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35733	45-5146560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 38th Floor New York, New York		10019 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 649-0600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2019, Silvercrest Asset Management Group LLC (“Purchaser”), a Delaware limited liability company and a subsidiary of Silvercrest Asset Management Group Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Cortina Asset Management, LLC, a Wisconsin limited liability company (“Cortina”), and certain interest holders of Cortina (the “Principals”) to acquire, directly or through a designated affiliate, substantially all of the assets of Cortina relating to Cortina’s business of providing investment management, investment advisory, and related services.

Subject to the terms and conditions set forth in the Purchase Agreement, the Company agreed to pay to Cortina an aggregate maximum amount of $44,937,297, 80% of which shall be paid in cash at closing (which is anticipated to occur no later than 120 days from the date of the Purchase Agreement) by the Company, and 20% of which shall be paid by Silvercrest L.P., a Delaware limited partnership and an affiliate of the Company, in the form of issuance and delivery to certain Principals at closing of Class B Units in Silvercrest L.P., in each case subject to certain adjustments as described in the Purchase Agreement. In addition, the Purchase Agreement provides for up to an additional $26,209,243 to be paid 80% in cash with certain Principals receiving the remaining 20% in the form of Class B Units of Silvercrest L.P. in potential earn-out payments over the next four years.

The completion of the transactions under the Purchase Agreement is subject to the satisfaction or waiver of certain customary conditions, including, among others, (i) receipt of all required third party consents, (ii) the absence of any injunction, restraining order, or other order challenging the validity or legality of the transactions or restraining, enjoining, or otherwise prohibiting the consummation of the transactions, (iii) the absence of certain litigation matters, (iv) the absence of a material adverse change with respect to Cortina or its assets or business or to Purchaser, (v) the execution of employment agreements between Purchaser and certain employees of Cortina, and (vi) certain other customary conditions relating to the parties’ representations and warranties in the Purchase Agreement and the performance of their respective obligations.

The Purchase Agreement contains customary representations and warranties made by each of Purchaser, Cortina, and each of the Principals. The Purchase Agreement also contains customary pre-closing covenants and certain post-closing covenants, including post-closing covenants, among others, (i) by Purchaser to employ certain Cortina employees and provide such persons with compensation arrangements containing substantially similar terms as currently provided by Cortina, and to refrain from terminating or amending such compensation arrangements for a period of one year following the closing, (ii) by Purchaser to conduct, for a period of four years after the closing, the acquired business in all material respects consistent with the manner in which such business was conducted by Cortina prior to the closing and to refrain from taking any action that is primarily intended to adversely impact the ordinary course operations of such business or primarily intended to adversely affect any of the earn-out payments, and (iii) by Cortina and certain Principals to comply with the restrictive covenants and certain other provisions of the Second Amended and Restated Limited Partnership Agreement of Silvercrest L.P., dated as of November 13, 2012.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Purchaser, Silvercrest L.P., Cortina, or the Principals. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between Purchaser, on the one hand, and Cortina and the Principals, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Purchase Agreement should not be relied upon as characterizations of the actual state of facts about the Company, Purchaser, Silvercrest L.P., Cortina, or the Principals.

Item 3.02 Unregistered Sale of Securities.

Pursuant to the Purchase Agreement, Silvercrest L.P. has agreed, subject to the terms and conditions of the Purchase Agreement, to issue to certain Principals Class B Units in Silvercrest L.P. representing more than 5% of the number of Class B Units currently outstanding. Each Class B Unit of Silvercrest L.P. is exchangeable for one share of Class A common stock, $0.01 par value per share, of the Company. The issuance of such Class B Units are exempt from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof because such issuance does not involve a public offering.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 15, 2019, the Company issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Agreement, dated as of April 12, 2019, by and among Silvercrest Asset Management Group LLC, Cortina Asset Management, LLC, certain interest holders of Cortina Asset Management, LLC, and Silvercrest L.P.

99.1	Press Release dated April 15, 2019.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silvercrest Asset Management Group Inc.

Date: April 15, 2019	By:	/s/ Scott A. Gerard
Scott A. Gerard
Chief Financial Officer